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                                                                    EXHIBIT 99.2


                                     FORM OF
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10-K of Cabot Microelectronics Corporation (the "Company") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Amendment"), I, William S. Johnson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Amendment fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Amendment fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 13, 2003                           /s/ WILLIAM S. JOHNSON
                                             -----------------------------------
                                             William S. Johnson
                                             Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Cabot Microelectronics and will be retained by Cabot
Microelectronics and furnished to the Securities and Exchange Commission or its staff upon request.